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                                  April 1, 2005

Virbac Corporation and Subsidiaries
3200 Meacham Boulevard
Fort Worth, Texas 76137
Attention: Jean M. Nelson, Executive Vice
           President and Chief Financial Officer

Re: Amendment re Delivery of Audited Financial Statements

Dear Ms. Nelson:

      You have requested an amendment to the Forbearance Agreement dated as of April 9, 2004 made by and among Virbac Corporation, PM Resources, Inc., St. Jon Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc. and Delmarva Laboratories, Inc. (collectively, the "Borrowers"), and First Bank ("Bank"), as the same has been from time to time amended (the "Forbearance Agreement") to permit the delivery of the audited financial statements for Borrowers' fiscal years ending December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 on or before April 18, 2005 instead of on or before April 1, 2005 as set forth in Section 1(b)(iii)(C) of the Forbearance Agreement.

      Subject to the conditions of this letter, Borrowers and Bank hereby agree that Section 1(b)(iii)(C) of the Forbearance Agreement shall be amended to read in its entirety as follows:

            (C) on or before April 18, 2005, the consolidated balance sheet of Borrowers and their Consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year ended as of December 31, 2003, all with consolidating disclosures and setting forth in each case, in comparative form, the figures for the previous fiscal year, together with any and all restated financial statements (balance sheets and statements of income, retained earnings and cash flows) for the fiscal years (or any periods during the fiscal years) ending December 31, 2002, December 31, 2001 and December 31, 2000, all such financial statements to be prepared in accordance with Generally Accepted Accounting Principles consistently applied and audited by and accompanied by the unqualified opinion of PriceWaterhouse Coopers;

      Capitalized terms used in this letter and not otherwise defined shall have their meanings under the Forbearance Agreement.

      The amendments contained herein are expressly conditioned upon the Bank's receipt of this letter agreement executed by a duly authorized officer of each of the Borrowers and acknowledged by a duly authorized officer of Bank One, NA, the Bank's participant in the credit facilities to the Borrowers.

      Please indicate your acknowledgment and agreement to the amendments contained herein by signing and returning this letter at your earliest convenience. The amendments set forth herein shall not be effective unless counterpart originals of this letter, signed on behalf of each of the Borrowers and by Bank One, NA, are returned to Bank on or before April 5, 2005.

      This notice is provided pursuant to Section 432.047, R.S.Mo. As used herein, "creditor" means each of the Bank and its participant, Bank One, NA, the "credit agreement" means the Loan Agreement, as amended by the Forbearance Agreement, and as each such document has been further amended from

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Virbac Corporation and Subsidiaries
April 1, 2005
Page 2

time to time, and "this writing" means the Loan Agreement, as amended by the Forbearance Agreement, and as each such document has been further amended from time to time, the Note, the other Transaction Documents, all guaranties executed by any other Obligors, and any other agreement executed in connection herewith or therewith. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. This Agreement embodies the entire agreement and understanding between the Borrowers and the Bank and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

                                               Very truly yours,

                                               FIRST BANK

                                               By: /s/ Traci Dodson
                                                  -----------------------------

                                                   Traci Dodson, Vice President

ACKNOWLEDGED AND AGREED TO
THIS 1st DAY OF APRIL, 2005

VIRBAC CORPORATION
PM RESOURCES, INC.
ST. JON LABORATORIES, INC.
VIRBAC AH, INC.
FRANCODEX LABORATORIES, INC.
DELMARVA LABORATORIES, INC.

By: /s/ Jean M. Nelson
   -----------------------------------------
    Jean M. Nelson, Executive Vice President
    and Chief Financial Officer

CONSENTED AND AGREED TO THIS 1st
DAY OF APRIL, 2005

BANK ONE, NA

By: /s/ Jennifer Baggs
   -----------------------------------------
Title: Vice President